Exhibit 99.1
Contacts:

W. Phillip Marcum Chairman and CEO 303-785-8080	Philip Bourdillon/Gene Heller Silverman Heller Associates 310-208-2550
Metretek’s PowerSecure Subsidiary Procures
$50 Million in New Business
DENVER — March 26, 2007 — Metretek Technologies, Inc. (Amex: MEK) announced that its PowerSecure subsidiary has procured new contracts that are expected to generate approximately $50 million in total revenues to PowerSecure during 2007 and 2008.
At the customer’s request, said Sidney Hinton, president and CEO of PowerSecure, the company is not at this time disclosing any further information regarding the contracts.
“We have pursued this opportunity for some time, and we are delighted to have won the business,” said Hinton. “An order of this magnitude is a testament to our standing within the industry and our ability to provide our customers with compelling distributed generation solutions.”
About Metretek Technologies:
Metretek Technologies, Inc. through its subsidiaries — Southern Flow Companies, Inc.; PowerSecure, Inc.; and Metretek, Incorporated (Metretek Florida) — is a diversified provider of energy measurement products, services and data management systems to industrial and commercial users and suppliers of natural gas and electricity.
Safe-Harbor Statement:
All forward-looking statements contained in this release are made within the meaning of and pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are all statements other than statements of historical facts, including but not limited to statements concerning the revenues expected to be realized from the new business referred to in this release, the time frame during which the anticipated revenues are expected to be realized, and all other statements concerning the plans, intentions, expectations, projections, hopes, beliefs, objectives, goals and strategies of management, including statements about other future financial and non-financial items, performance or events and about present and future products, services, technologies and businesses; and statements of assumptions underlying the foregoing. Forward-looking statements are not guarantees of future performance or events and are subject to a number of known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from those expressed, projected or implied by such forward-looking statements. Important risks, uncertainties and other factors include, but are not limited to the ability of PowerSecure to timely and successfully complete these projects to its customers’ satisfaction; the ability of PowerSecure to obtain sufficient raw materials and equipment to fulfill these orders on timely and commercially reasonable terms; the ability of PowerSecure to continue to develop, expand and market its core distributed generation products and services, to expand the scope, markets and business segments of its offerings including its new energy-related businesses, services and technologies, to manage its growth and to deliver anticipated benefits to its customers; the effects of future changes in tariff structures and environmental requirements on PowerSecure’s ability to deliver an economically viable solution; changes in customer and industry demand and preferences; the size, timing and terms of sales and orders and the risk of customers delaying, deferring or canceling purchase orders or making smaller purchases than expected; the ability of the Company to attract, retain and motivate key personnel; the effects of competition; the ability of the Company to secure and maintain key contracts and relationships; the effects of pending and future litigation, claims and disputes; general economic, market and business conditions; and other risks, uncertainties and other factors identified from time to time in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005, as well as in subsequent filings with the Securities and Exchange Commission, including reports on Forms 10-Q and 8-K. Accordingly, there can be no assurance that the results expressed, projected or implied by any forward-looking statements will be achieved, and readers are cautioned not to place undue reliance on any forward-looking statements. The forward-looking statements in this press release speak only as of the date hereof and are based on the current plans, goals, objectives, strategies, intentions, expectations and assumptions of, and the information currently available to, management. The Company assumes no duty or obligation to update or revise any forward-looking statements for any reason, whether as the result of changes in expectations, new information, future events, conditions or circumstances or otherwise.
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